                                        Exhibit 10.34
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE
REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

Amendment No. 1 to
BioMe Biospecimen and Data Access Agreement

between
Icahn School of Medicine at Mount Sinai
And Sema4 OpCo, Inc.

This Amendment No.1 (the “Amendment”), effective as of January 19, 2023, is entered into by and between Icahn School of Medicine at Mount Sinai, a New York not-for-profit education corporation, having a principal place of business at One Gustave L. Levy Place, New York, NY 10029 (“Mount Sinai”) and Sema4 OpCo, Inc., formerly known as Mount Sinai Genomics, Inc. d/b/a Sema4, a Delaware corporation with a principal place of business at 333 Ludlow Street, Stamford, CT 06902 (“Sema4”).

WHEREAS, Mount Sinai and Sema4 entered into a BioMe Biospecimen and Data Access Agreement, with an effective date of July 19, 2019 (the “Agreement”);

WHEREAS, the parties intend to amend the Agreement for the purpose of [***], and [***];

NOW THEREFORE, in consideration of the mutual obligations in this Amendment and for other good consideration, the receipt and sufficiency of which are hereby acknowledged, Mount Sinai and Company hereby agree as follows:

1.All capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement.

2.Section 10.4(a) of the Agreement shall be deleted and hereby replaced in its entirety with the following:

“Upon termination or expiration of this Agreement, or promptly following ISMMS’s acceptance of [***] Biospecimens in accordance with Exhibit D, Sema4 shall [***] Biospecimens, including any Biospecimens [***], and shall cause any Sema4 Subcontractor to [***] Biospecimens. Sema4 shall [***] substantially in the form of Exhibit G attached hereto [***], except that Sema4 may [***]. For purposes of this Agreement, [***] means [***].”

3.Exhibit D of the Agreement shall be deleted and hereby replaced in its entirety with Exhibit D1 attached hereto.

4.Exhibit E of the Agreement shall be deleted and hereby replaced in its entirety with Exhibit E1 attached hereto.

5.Exhibit G attached hereto is hereby added to the Agreement.

6.All other terms and conditions to the Agreement remain unchanged and in full force and effect except to the extent modified by the terms and conditions of this Amendment. The Agreement, as modified by this Amendment, contains the entire understanding of the parties with respect to the subject matter contemplated herein.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Amendment.

ICAHN SCHOOL OF MEDICINE AT
MOUNT SINAI

By: /s/ Erik Lium_________________

Name: Erik Lium, PhD____________

Title:_President__________________

Date:_1/25/2023____

SEMA4 OPCO, INC.

By: /s/ Kevin Feeley_______________

Name:_Kevin Feeley_______________

Title:_CFO_______________________

Date:_1/31/2023____________________

EXHIBIT D1

SEQUENCING METHODS AND DELIVERABLES

[***]

EXHIBIT E1

BIOSPECIMEN AND DATA EXCHANGE REPRESENTATIVE TIMELINE
[***]

EXHIBIT G

[***]